UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2016

Date of reporting period:	October 1, 2015 — March 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PINOX

Putnam International Growth Fund

Semiannual report 3 | 31 | 16

A world of investing.®

Putnam INVESTMENTS

GROWTH FUNDS look for stocks of companies that have the potential to grow over time.

Putnam
International Growth
Fund

Semiannual report
3 | 31 | 16

Message from the Trustees	1

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific company or industry. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

After enduring significant volatility in early 2016, markets around the world have shown fresh signs of strength as investor sentiment has improved. Many factors had fueled turbulence in the financial markets, including oil price volatility, uncertainty about U.S. monetary policy, and concerns about the ripple effects of China’s economic slowdown.

In the United States, investors were encouraged by the Federal Reserve’s decision in March to hold off on raising interest rates and the dialing back of its 2016 rate-hike forecast to two hikes instead of four. Recent U.S. economic data also have been positive, with improvements in employment, manufacturing, and consumer confidence. Meanwhile, policymakers in Europe, China, Japan, and many emerging markets have continued their efforts to lift economic growth rates.

Putnam’s portfolio managers are positioned to maneuver in all types of markets with active investment strategies and support from teams of equity and fixed-income research analysts. The interview on the following pages provides an overview of your fund’s performance for the reporting period ended March 31, 2016, as well as an outlook for the coming months.

In today’s market environment, it may be helpful to consult your financial advisor to ensure that your investment portfolio is aligned with your goals, time horizon, and risk tolerance.

As always, thank you for investing with Putnam.

Putnam International Growth Fund

Targeting the world of growth potential outside the United States

Since 1995, Putnam International Growth Fund has invested in stocks of companies outside the United States that have growth potential. Backed by a team of skilled analysts, Portfolio Manager Jeff Sacknowitz targets companies of all sizes in both developed and emerging markets.

A diverse range of markets

The fund can invest across a diverse range of markets, including the developed markets of Europe, Canada, Japan, Australia, and the United States, as well as the developing markets of Latin America, Asia, Eastern Europe, and Africa.

Putnam International Growth Fund invested in 26 countries outside the United States as of March 31, 2016.

Illustration sources: MSCI EAFE Index, MSCI Emerging Markets Index.

Capital investment may drive future growth in international markets

Capital investment — spending by businesses to purchase land and fixed assets such as machinery and buildings — is one of the keys for sustaining long-term economic growth. Many regions of the world — particularly emerging and developing Asian countries — are benefiting from a higher ratio of investment to gross domestic product (GDP) than is the United States.

Capital investment as a percentage of GDP across regions

European Union
United States
Emerging and developing Asia
Latin America and the Caribbean
40%
30
20
10
0
2013
2014
2015*

* *Estimated*

Sources: International Monetary Fund, World Economic Outlook Database, October 2015. Most recent data available.

"We have an intensive process for screening international markets for companies that exhibit robust growth characteristics while also offering attractive valuations."

Jeffrey B. Sacknowitz, CFA
Portfolio Manager
Putnam International Growth Fund

2 International Growth Fund

International Growth Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Recent performance may have benefited from one or more legal settlements.

* Returns for the six-month period are not annualized, but cumulative.

4	International Growth Fund

Interview with your fund’s portfolio manager

Putnam International Growth Fund underperformed its benchmark, the MSCI EAFE Growth Index [ND], for the six-month period ended March 31, 2016. What led to this result?

It was a challenging period for stock investors, and the fund’s performance versus the benchmark was disappointing. Although our defensive sector positioning was generally beneficial to performance, many of our stock selection decisions ultimately hurt portfolio performance until approximately the final six weeks of the period. During that time frame, we added back to stronger-performing areas, including basic materials and energy-related stocks, as well as increased the fund’s emerging-market exposure. As the period came to a close, these shifts helped boost relative performance results.

Aside from disappointing stock selection results, did anything else surprise you during the reporting period?

We were quite surprised by the market’s reaction to some of the European Central Bank’s and the Bank of Japan’s [BoJ’s] latest efforts to stimulate their respective economies. Rather than interpret the banks’ stimulative moves as positive, the markets appeared to take them as signs that the central banks were running low on stimulative ammunition. The banks’ use of negative interest rates — which incentivize large institutions to invest their funds anywhere

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/16. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 14.

International Growth Fund	5

in the economy outside the central bank itself and can help keep downward pressure on a currency’s relative value — had the opposite of the intended effect. Accordingly, as the yen and the euro — particularly the yen — strengthened versus the dollar, more questions were raised about the efficacy of central bank policy, which led to difficult conditions for a variety of Japanese and European companies.

How were you positioned among Japanese stocks during the period?

The fund’s predominant exposures were to exporting companies, which we believed stood to benefit from a weaker yen, and asset-based plays such as Japanese real estate investment trusts [REITs], which we expected would do well if interest rates continued to fall. Unfortunately, the yen’s strengthening led to poor performance for exporters. Although we were well positioned to capture some of the benefits of the BoJ’s monetary easing with our exposure to asset-based investments, this strategy only partially offset the negative contribution of our export-related exposures.

With the changing global currency dynamic, the U.S. dollar weakened during the period. How did that impact international stocks?

The weaker dollar helped the global commodity market revive from its historic lows in the final two months of the period. With our benchmark-relative underweight to energy and materials stocks, however, the fund was not well positioned to benefit from this change in commodity markets.

What were some of the stocks and strategies that detracted most from relative results?

We were very positive about the prospects of the Irish banking sector at the start of the period, but we were ultimately disappointed in holding the shares of the Irish bank

Allocations are shown as a percentage of the fund’s net assets as of 3/31/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

6	International Growth Fund

Permanent TSB Group. Loan demand in Ireland was growing and the commercial property market was showing signs of a strong rebound, both of which were important factors driving our outlook for the stock. In the wake of the financial crisis of 2007–2008, Irish banks — like many banks around the world — took major hits to their balance sheets and had to write off bad loans. Now with Ireland’s commercial property market appearing to be roaring back, the question is when the banks will boost their balance sheets with substantial capital write-backs. We had believed, erroneously, that the process would begin toward the end of 2015. Unfortunately, the banks, including Permanent TSB, proved to be much more conservative in their approach to boosting balance-sheet health. Nevertheless, we continue to like the stock and the fundamental conditions that support it, and we maintained it in the portfolio through period-end.

Another major detractor from relative results was the stock of U.K. retailer SportsDirect. The company had what we considered a healthy sporting goods franchise, and was developing what at first appeared to be a strong growth profile, with its plans to expand into the European market. This expansion proved to be disastrous for the company; at the same time, sales growth in its stores in the United Kingdom began to slow. This started with a downward profit revision that we thought was a one-time event; unfortunately, it proved to be more the core story for the company. We sold the stock by period-end.

Yamaha, the Japanese motorcycle and boat-engine manufacturer, endured a

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 3/31/16. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

International Growth Fund	7

difficult period, largely due to the yen strengthening versus the dollar. Southeast Asia is the primary market for Yamaha’s motorcycles, while the United States is the primary market for the company’s boat engines. Sales in both of these markets tend to be dollar-denominated, which means the strengthening yen usually translates into lower yen-denominated revenue and profits for Yamaha. We continued to hold the stock at period-end.

Which stocks stood out as contributors to relative results?

The best performer on a relative basis was Japan Hotel REIT, a company in the travel and leisure industry, which is generally reaping the benefits of the growth of Asian tourism into Japan. When interest rates are ultra low in Japan — as they have been — the company can borrow funds at rock-bottom rates, and can then invest those funds in assets (hotel properties) with significantly higher yields. In addition, through a combination of improving its occupancy and increasing its daily hotel rates, the company has been able to further boost yields, which has helped to drive share-price appreciation. We continued to hold the stock at period-end.

The second-largest contributor was the stock of Kerry Group, a global food flavorings producer that we have held in the portfolio for a long time. The company’s products are used in a wide array of global food manufacturers, such as Nestlé. We believe the production of an increasing share of food ingredients, like flavorings, will continue to be outsourced by major brands. Accordingly, we believe that companies like Kerry Group — which have proven themselves to be trusted partners that can deliver high-quality products — are likely to benefit from that trend.

Another strong contributor to relative results was Salmar, a Norwegian salmon farming company. Most salmon that is consumed

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	International Growth Fund

globally is farmed, as opposed to fished in the wild, and the majority of the world’s farmed salmon comes from Norway and Chile. Both countries have ideal coastal water conditions that can promote strong farmed populations. A serious problem, though, has arisen in connection with the Chilean government’s perennially lax regulatory oversight of its salmon fisheries. In short, regulators have allowed increasingly dense salmon populations in its coastal farms, which has given rise to increasingly serious forms of disease among the country’s salmon stock. Failing to act quickly to address this problem could turn into a prolonged disaster, as we think it will for Chile. As a result, we believe Norwegian salmon farmers could be significant winners in this agricultural niche industry.

What is your outlook for international growth stocks?

Although there are risks, we are generally more positive about select emerging-market opportunities. Chinese policymakers, we believe, are more aware that economic stimulus of various kinds will continue to be necessary to support growth. It appears that infrastructure spending is picking up, urban housing markets are beginning to show renewed signs of growth, domestic consumer demand for goods and services is stronger, and long-term trends like government spending on pollution control will, we believe, continue to offer a variety of interesting investment opportunities.

With China appearing to be on somewhat of a better economic footing than investors had anticipated, even at the start of 2016, we believe other parts of emerging Asia are also beginning to look like attractive candidates for growth investment. In addition, emerging markets that are more closely linked to the U.S. economic recovery — such as Mexico — present attractive potential, in our view.

In the developed world, we are most worried about Japan, where the strengthening yen and seemingly successful policy-based stimulus may spell serious trouble for the market and the broader economy in the near term. In Europe, we are worried about the financials sector, which is generally suffering from continued declines in interest rates and ongoing regulatory pressures. That said, a variety of European companies are strongly tied to the U.S. economic recovery, and these are areas that, to us, suggest attractive potential for unanticipated growth.

Thank you, Jeff, for this update on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Jeffrey B. Sacknowitz has an M.A. in Political Economy and International Relations from Princeton University, an M.A. in International Relations and Japanese Politics from the University of Tokyo, and a B.A. from Colgate University. He joined Putnam in 1999 and has been in the investment industry since 1993.

International Growth Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2016, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/16

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(1/3/95)		(7/21/95)		(2/1/99)		(7/21/95)		(12/1/03)	(10/4/05)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	5.89%	5.59%	5.59%	5.59%	5.10%	5.10%	5.37%	5.19%	5.63%	6.02%

10 years	29.75	22.29	22.14	22.14	20.35	20.35	23.34	19.02	26.47	32.99
Annual average	2.64	2.03	2.02	2.02	1.87	1.87	2.12	1.76	2.38	2.89

5 years	7.09	0.93	3.14	1.14	3.19	3.19	4.46	0.80	5.75	8.46
Annual average	1.38	0.19	0.62	0.23	0.63	0.63	0.88	0.16	1.12	1.64

3 years	5.93	–0.16	3.58	0.58	3.62	3.62	4.36	0.71	5.12	6.76
Annual average	1.94	–0.05	1.18	0.19	1.19	1.19	1.43	0.24	1.68	2.20

1 year	–7.30	–12.63	–8.03	–12.63	–7.96	–8.88	–7.77	–10.99	–7.54	–7.05

6 months	–1.62	–7.27	–1.97	–6.87	–1.93	–2.91	–1.84	–5.28	–1.76	–1.49

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10	International Growth Fund

Comparative index returns For periods ended 3/31/16

		Lipper International
	MSCI EAFE Growth	Multi-Cap Growth Funds
	Index (ND)	category average*

Annual average (life of fund)	4.09%	5.46%

10 years	33.32	23.23
Annual average	2.92	1.98

5 years	19.94	13.19
Annual average	3.70	2.33

3 years	11.87	8.09
Annual average	3.81	2.54

1 year	–3.70	–5.91

6 months	4.45	2.66

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/16, there were 455, 427, 387, 349, 194, and 33 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 3/31/16

	Class A		Class B	Class C	Class M		Class R	Class Y

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

9/30/15	$17.93	$19.02	$16.23	$16.62	$16.82	$17.43	$17.60	$18.07

3/31/16	17.64	18.72	15.91	16.30	16.51	17.11	17.29	17.80

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

International Growth Fund	11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 9/30/15	1.49%	2.24%	2.24%	1.99%	1.74%	1.24%

Annualized expense ratio for
the six-month period ended
3/31/16*	1.46%	2.21%	2.21%	1.96%	1.71%	1.21%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Includes a decrease of 0.05% from annualizing the performance fee adjustment for the six months ended 3/31/16.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 10/1/15 to 3/31/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.24	$10.94	$10.94	$9.71	$8.47	$6.00

Ending value (after expenses)	$983.80	$980.30	$980.70	$981.60	$982.40	$985.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12	International Growth Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 3/31/16, use the following calculation method. To find the value of your investment on 10/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.36	$11.13	$11.13	$9.87	$8.62	$6.11

Ending value (after expenses)	$1,017.70	$1,013.95	$1,013.95	$1,015.20	$1,016.45	$1,018.95

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

International Growth Fund	13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Growth Index (ND) is an unmanaged index that measures the performance in 20 countries within Europe, Australasia and the Far East with a greater-than-average growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14	International Growth Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2016, Putnam employees had approximately $477,000,000 and the Trustees had approximately $127,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

International Growth Fund	15

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16	International Growth Fund

The fund’s portfolio 3/31/16 (Unaudited)

COMMON STOCKS (97.8%)*	Shares	Value

Aerospace and defense (1.1%)
Airbus Group SE (France)	49,053	$3,254,962

		3,254,962
Airlines (2.5%)
International Consolidated Airlines Group SA (Spain)	321,451	2,544,130

Japan Airlines Co., Ltd. (Japan)	88,600	3,245,006

Qantas Airways, Ltd. (Australia)	457,607	1,427,669

		7,216,805
Automobiles (2.6%)
Fiat Chrysler Automobiles NV (Italy)	257,227	2,063,484

Tata Motors, Ltd. (India) †	398,927	2,328,894

Yamaha Motor Co., Ltd. (Japan)	184,400	3,067,189

		7,459,567
Banks (4.0%)
Grupo Financiero Banorte SAB de CV (Mexico)	613,500	3,476,718

ING Groep NV GDR (Netherlands)	116,420	1,401,920

Metro Bank PLC (United Kingdom) †	65,969	1,781,261

Natixis SA (France)	100,059	490,914

Permanent TSB Group Holdings PLC (Ireland) †	701,305	2,159,790

Virgin Money Holdings UK PLC (United Kingdom)	404,990	2,133,837

		11,444,440
Beverages (4.3%)
Anheuser-Busch InBev SA/NV (Belgium)	60,272	7,513,599

Molson Coors Brewing Co. Class B	13,400	1,288,812

SABMiller PLC (United Kingdom)	42,297	2,584,835

Vina Concha y Toro SA ADR (Chile)	28,900	999,940

		12,387,186
Biotechnology (2.1%)
Celgene Corp. †	13,800	1,381,242

Gilead Sciences, Inc.	14,300	1,313,598

Grifols SA ADR (Spain)	146,630	2,268,366

Medivation, Inc. †	23,000	1,008,472

		5,971,678
Building products (0.3%)
LIXIL Group Corp. (Japan)	37,600	766,733

		766,733
Capital markets (0.4%)
KKR & Co. LP	79,800	1,172,262

		1,172,262
Chemicals (2.4%)
Akzo Nobel NV (Netherlands)	45,360	3,082,317

Dow Chemical Co. (The)	50,800	2,583,688

Incitec Pivot, Ltd. (Australia)	356,059	870,669

Kaneka Corp. (Japan)	40,000	342,619

		6,879,293
Commercial services and supplies (3.7%)
dorma + kaba Holding AG Class B (Switzerland)	4,653	2,972,545

Regus PLC (United Kingdom)	637,182	2,885,919

Sohgo Security Services Co., Ltd. (Japan)	51,800	2,807,588

Tyco International PLC	53,300	1,956,643

		10,622,695

International Growth Fund	17

COMMON STOCKS (97.8%)* cont.	Shares	Value

Communications equipment (0.9%)
Nokia OYJ (Finland) †	447,286	$2,644,412

		2,644,412
Construction and engineering (0.9%)
China Communications Construction Co., Ltd. (China)	515,000	615,423

Surya Semesta Internusa Tbk PT (Indonesia)	21,545,100	1,169,870

Sweco AB Class B (Sweden)	51,628	846,508

		2,631,801
Construction materials (0.6%)
LafargeHolcim, Ltd. (Switzerland)	35,765	1,680,602

		1,680,602
Consumer finance (0.6%)
Shriram Transport Finance Co., Ltd. (India)	110,403	1,589,046

UNIFIN Financiera, SAB de CV SOFOM, E.N.R. (Mexico)	43,837	122,830

		1,711,876
Containers and packaging (0.6%)
Smurfit Kappa Group PLC (Ireland)	68,834	1,773,270

		1,773,270
Diversified financial services (1.2%)
Challenger, Ltd. (Australia)	268,562	1,727,218

Eurazeo SA (France)	10,452	706,505

Euronext NV 144A (France)	26,014	1,077,562

		3,511,285
Diversified telecommunication services (5.0%)
Cellnex Telecom SAU 144A (Spain)	105,334	1,678,984

Com Hem Holding AB (Sweden)	362,363	3,338,977

Iliad SA (France)	4,299	1,104,501

Nippon Telegraph & Telephone Corp. (Japan)	66,500	2,864,561

Telecom Italia SpA RSP (Italy)	3,336,273	2,904,613

Vocus Communications, Ltd. (Australia)	353,818	2,259,256

		14,150,892
Electrical equipment (0.4%)
Nidec Corp. (Japan)	15,300	1,046,917

		1,046,917
Electronic equipment, instruments, and components (1.3%)
Jenoptik AG (Germany)	97,930	1,564,724

Murata Manufacturing Co., Ltd. (Japan)	17,600	2,122,102

		3,686,826
Food and staples retail (1.5%)
AIN Holdings, Inc. (Japan)	57,600	2,953,059

X5 Retail Group NV GDR (Russia) †	67,700	1,428,797

		4,381,856
Food products (7.4%)
Associated British Foods PLC (United Kingdom)	92,121	4,414,876

Austevoll Seafood ASA (Norway)	97,237	796,659

Barry Callebaut AG (Switzerland)	1,766	1,915,450

Kerry Group PLC Class A (Ireland)	60,356	5,621,441

Kwality, Ltd. (India) †	435,440	742,692

Nomad Foods, Ltd. (United Kingdom) †	176,717	1,592,220

Orkla ASA (Norway)	250,600	2,267,393

Salmar ASA (Norway)	118,755	2,902,614

WH Group, Ltd. 144A (Hong Kong) †	1,233,451	893,603

		21,146,948

18	International Growth Fund

COMMON STOCKS (97.8%)* cont.	Shares	Value

Health-care equipment and supplies (0.6%)
Sartorius AG (Preference) (Germany)	6,577	$1,675,573

		1,675,573
Health-care technology (0.9%)
CompuGroup Medical SE (Germany)	63,406	2,678,615

		2,678,615
Hotels, restaurants, and leisure (3.2%)
Accor SA (France)	18,362	777,219

Compass Group PLC (United Kingdom)	321,456	5,650,129

Dalata Hotel Group PLC (Ireland) †	540,471	2,738,389

		9,165,737
Household durables (0.8%)
Basso Industry Corp. (Taiwan)	522,000	1,114,262

Skyworth Digital Holdings, Ltd. (China)	1,662,509	1,028,707

		2,142,969
Household products (1.4%)
Henkel AG & Co. KGaA (Preference) (Germany)	35,645	3,928,259

		3,928,259
Independent power and renewable electricity producers (0.6%)
China Resources Power Holdings Co., Ltd. (China)	2,849	5,325

Electric Power Development Co., Ltd. (Japan)	49,600	1,549,105

		1,554,430
Insurance (6.0%)
Admiral Group PLC (United Kingdom)	64,169	1,822,300

AIA Group, Ltd. (Hong Kong)	919,400	5,208,948

Anicom Holdings, Inc. (Japan) †	49,400	1,356,311

Medibank Private, Ltd. (Australia)	1,070,502	2,404,339

Prudential PLC (United Kingdom)	261,617	4,852,286

St James’s Place PLC (United Kingdom)	117,992	1,547,051

		17,191,235
Internet and catalog retail (1.3%)
Amazon.com, Inc. †	2,800	1,662,192

Ctrip.com International, Ltd. ADR (China) † S	22,200	982,572

Delivery Hero Holding GmbH (acquired 6/12/15, cost $1,255,426)
(Private) (Germany) † ∆∆ F	163	895,652

FabFurnish GmbH (acquired 8/2/13, cost $7) (Private) (Brazil) † ∆∆ F	5	4

Global Fashion Holding SA (acquired 8/2/13, cost $351,064) (Private)
(Brazil) † ∆∆ F	8,287	224,299

New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $7) (Private)
(Brazil) † ∆∆ F	5	4

New Middle East Other Assets GmbH (acquired 8/2/13, cost $3)
(Private) (Brazil) † ∆∆ F	2	2

		3,764,725
Internet software and services (2.8%)
Alibaba Group Holding, Ltd. ADR (China) † S	26,639	2,105,280

Criteo SA ADR (France) †	33,700	1,395,854

Facebook, Inc. Class A †	10,300	1,175,230

Tencent Holdings, Ltd. (China)	160,400	3,275,263

		7,951,627
IT Services (0.6%)
Worldpay Group PLC (United Kingdom) †	418,797	1,647,458

		1,647,458
Life sciences tools and services (0.6%)
Clinigen Group PLC (United Kingdom)	200,019	1,677,088

		1,677,088

International Growth Fund	19

COMMON STOCKS (97.8%)* cont.	Shares	Value

Media (6.6%)
Global Mediacom Tbk PT (Indonesia)	16,078,100	$1,461,094

ITV PLC (United Kingdom)	756,439	2,610,727

Mediaset SpA (Italy)	304,232	1,251,745

Nippon Television Holdings, Inc. (Japan)	116,700	1,925,558

Numericable Sfr SA (France)	71,026	2,979,794

Quebecor, Inc. Class B (Canada)	72,400	1,900,936

Stroeer SE & Co. KGaA (Germany)	19,532	1,227,086

WPP PLC (United Kingdom)	151,563	3,531,982

Zee Entertainment Enterprises, Ltd. (India)	305,028	1,782,334

		18,671,256
Metals and mining (0.3%)
Dominion Diamond Corp. (Canada)	71,000	787,390

		787,390
Multi-utilities (1.8%)
RWE AG (Germany)	84,735	1,095,754

Veolia Environnement SA (France)	161,241	3,880,787

		4,976,541
Oil, gas, and consumable fuels (2.9%)
Pioneer Natural Resources Co.	10,400	1,463,696

Royal Dutch Shell PLC Class A (United Kingdom)	159,131	3,838,943

Suncor Energy, Inc. (Canada)	107,000	2,979,935

		8,282,574
Personal products (1.3%)
Coty, Inc. Class A	98,700	2,746,821

Shiseido Co., Ltd. (Japan)	47,000	1,049,038

		3,795,859
Pharmaceuticals (9.4%)
Allergan PLC †	10,600	2,841,122

Astellas Pharma, Inc. (Japan)	203,100	2,700,601

AstraZeneca PLC (United Kingdom)	53,437	2,983,787

Aurobindo Pharma, Ltd. (India)	141,933	1,596,525

Hua Han Health Industry Holdings, Ltd. (China) S	9,972,000	1,079,812

Novartis AG (Switzerland)	96,757	6,989,279

Shionogi & Co., Ltd. (Japan)	63,600	2,993,373

Shire PLC (United Kingdom)	67,656	3,875,901

STADA Arzneimittel AG (Germany)	42,288	1,671,330

		26,731,730
Real estate investment trusts (REITs) (2.4%)
Hibernia REIT PLC (Ireland)	2,142,143	3,163,891

Japan Hotel REIT Investment Corp (Japan)	4,306	3,791,591

		6,955,482
Real estate management and development (1.4%)
Foxtons Group PLC (United Kingdom)	641,420	1,498,161

Kennedy-Wilson Holdings, Inc.	108,205	2,369,690

		3,867,851
Semiconductors and semiconductor equipment (0.8%)
SK Hynix, Inc. (South Korea)	75,031	1,846,907

SunEdison Semiconductor, Ltd. †	77,773	503,969

		2,350,876

20	International Growth Fund

COMMON STOCKS (97.8%)* cont.	Shares	Value

Software (1.9%)
Mobileye NV (Israel) † S	43,900	$1,637,031

Nintendo Co., Ltd. (Japan)	16,200	2,303,079

RIB Software AG (Germany) S	143,484	1,484,355

		5,424,465
Technology hardware, storage, and peripherals (0.7%)
Casetek Holdings, Ltd. (Taiwan)	368,000	2,000,994

		2,000,994
Textiles, apparel, and luxury goods (1.2%)
Luxottica Group SpA (Italy)	46,506	2,566,508

Welspun India, Ltd. (India)	474,200	708,552

		3,275,060
Tobacco (1.1%)
Japan Tobacco, Inc. (Japan)	76,900	3,204,594

		3,204,594
Trading companies and distributors (0.9%)
Ashtead Group PLC (United Kingdom)	141,562	1,745,257

Wolseley PLC (United Kingdom)	15,509	873,299

		2,618,556
Transportation infrastructure (0.6%)
Sumitomo Warehouse Co., Ltd. (The) (Japan)	336,000	1,710,676

		1,710,676
Water utilities (0.4%)
China Water Affairs Group, Ltd. (China)	2,526,000	1,038,749

		1,038,749
Wireless telecommunication services (1.5%)
KDDI Corp. (Japan)	95,000	2,537,385

Vodafone Group PLC (United Kingdom)	546,807	1,742,884

		4,280,269

Total common stocks (cost $265,858,401)		$278,892,944

WARRANTS (0.9%)* †	Expiration	Strike
	date	price	Warrants	Value

Gree Electric Appliances, Inc. of Zhuhai
144A (China)	6/24/16	$0.00	287,600	$947,619

Wuliangye Yibin Co., Ltd. 144A (China)	4/15/16	0.00	342,000	1,486,427

Total warrants (cost $2,381,451)				$2,434,046

U.S. TREASURY OBLIGATIONS (0.2%)*	Principal amount	Value

U.S. Treasury Inflation Protected Securities
0.625%, February 15, 2043 [i]	$140,129	$132,074
2.125%, February 15, 2041 [i]	30,289	39,178

U.S. Treasury Notes
0.750%, October 31, 2017 [i]	151,000	151,544
1.375%, February 28, 2019 [i]	82,000	83,305
2.125%, august 15, 2021 [i]	77,000	80,419

Total U.S. treasury obligations (cost $486,520)		$486,520

International Growth Fund	21

SHORT-TERM INVESTMENTS (3.1%)*	Principal amount/shares		Value

Putnam Cash Collateral Pool, LLC 0.57% [d]	Shares	4,819,229	$4,819,229

Putnam Short Term Investment Fund 0.44% L	Shares	3,467,192	3,467,192

SSgA Prime Money Market Fund Class N 0.40% P	Shares	70,000	70,000

U.S. Treasury Bills 0.14%, April 28, 2016 ∆		$231,000	230,970

U.S. Treasury Bills 0.11%, April 21, 2016		110,000	109,994

U.S. Treasury Bills 0.07%, April 14, 2016		157,000	156,994

U.S. Treasury Bills 0.07%, April 7, 2016		33,000	32,999

Total short-term investments (cost $8,887,386)			$8,887,378

TOTAL INVESTMENTS

Total investments (cost $277,613,758)			$290,700,888

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2015 through March 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $285,162,496.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $1,119,961, or 0.4% of net assets.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $299,561 to cover certain derivative contracts and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

22	International Growth Fund

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United Kingdom	19.4%	Norway	2.1%

Japan	15.5	Canada	2.0

United States	9.6	Netherlands	1.6

Germany	5.7	Sweden	1.5

France	5.5	Mexico	1.3

Ireland	5.4	Taiwan	1.1

Switzerland	4.8	Finland	0.9

China	4.4	Indonesia	0.9

Italy	3.1	South Korea	0.6

India	3.1	Israel	0.6

Australia	3.0	Russia	0.5

Belgium	2.6	Other	0.4

Spain	2.3	Total	100.0%

Hong Kong	2.1

FORWARD CURRENCY CONTRACTS at 3/31/16 (aggregate face value $58,426,326) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	British Pound	Sell	6/15/16	$1,014,506	$993,748	$(20,758)

Barclays Bank PLC
	Euro	Buy	6/15/16	1,454,805	1,295,544	159,261

	Hong Kong Dollar	Buy	5/18/16	2,398,867	2,391,484	7,383

	Japanese Yen	Buy	5/18/16	1,204,718	1,027,616	177,102

	Singapore Dollar	Buy	5/18/16	2,224,034	2,136,256	87,778

	Swiss Franc	Buy	6/15/16	1,577,463	1,532,893	44,570

Citibank, N.A.
	Danish Krone	Buy	6/15/16	10,092,387	9,757,960	334,427

	Japanese Yen	Sell	5/18/16	1,164,238	880,816	(283,422)

	Mexican Peso	Sell	4/20/16	3,588,684	3,573,257	(15,427)

Credit Suisse International
	Canadian Dollar	Sell	4/20/16	2,986,590	2,796,292	(190,298)

	Euro	Buy	6/15/16	114,268	109,078	5,190

Deutsche Bank AG
	Australian Dollar	Buy	4/20/16	1,103,561	1,029,870	73,691

	Australian Dollar	Sell	4/20/16	1,103,561	1,096,351	(7,210)

International Growth Fund	23

FORWARD CURRENCY CONTRACTS at 3/31/16 (aggregate face value $58,426,326) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

HSBC Bank USA, National Association
	British Pound	Sell	6/15/16	$3,055,442	$3,008,964	$(46,478)

	Canadian Dollar	Buy	4/20/16	1,302,913	1,217,259	85,654

	Euro	Buy	6/15/16	905,247	864,207	41,040

JPMorgan Chase Bank N.A.
	British Pound	Sell	6/15/16	2,424,357	2,371,569	(52,788)

	Canadian Dollar	Sell	4/20/16	1,180,175	1,166,257	(13,918)

	Japanese Yen	Buy	5/18/16	1,263,197	1,176,597	86,600

	Norwegian Krone	Sell	6/15/16	3,207,231	3,095,102	(112,129)

	Singapore Dollar	Buy	5/18/16	1,562,231	1,475,067	87,164

	South Korean Won	Sell	5/18/16	1,874,927	1,719,913	(155,014)

	Swedish Krona	Buy	6/15/16	2,451,888	2,289,385	162,503

State Street Bank and Trust Co.
	British Pound	Sell	6/15/16	1,863,807	1,863,409	(398)

	Euro	Buy	6/15/16	1,887,129	1,801,634	85,495

	Israeli Shekel	Sell	4/20/16	228,203	218,849	(9,354)

	Japanese Yen	Buy	5/18/16	3,643,504	3,611,116	32,388

	Swedish Krona	Buy	6/15/16	71,727	190,071	(118,344)

	Swiss Franc	Buy	6/15/16	350,026	360,492	(10,466)

UBS AG
	Australian Dollar	Sell	4/20/16	1,079,432	1,126,964	47,532

	Swiss Franc	Buy	6/15/16	470,004	456,785	13,219

WestPac Banking Corp.
	Canadian Dollar	Sell	4/20/16	1,086,082	1,076,172	(9,910)

	Japanese Yen	Sell	5/18/16	768,175	715,349	(52,826)

Total						$432,257

24	International Growth Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$17,962,290	$25,397,063	$1,119,961

Consumer staples	15,470,779	33,373,923	—

Energy	4,443,631	3,838,943	—

Financials	25,000,214	20,854,217	—

Health care	17,183,111	21,551,573	—

Industrials	14,746,525	15,122,620	—

Information technology	18,365,709	7,340,949	—

Materials	4,584,366	6,536,189	—

Telecommunication services	7,661,202	10,769,959	—

Utilities	2,593,179	4,976,541	—

Total common stocks	128,011,006	149,761,977	1,119,961

U.S. treasury obligations	—	486,520	—

Warrants	—	2,434,046	—

Short-term investments	3,537,192	5,350,186	—

Totals by level	$131,548,198	$158,032,729	$1,119,961

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$432,257	$—

Totals by level	$—	$432,257	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

International Growth Fund	25

Statement of assets and liabilities 3/31/16 (Unaudited)

ASSETS

Investment in securities, at value, including $4,519,032 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $269,327,337)	$282,414,467
Affiliated issuers (identified cost $8,286,421) (Notes 1 and 5)	8,286,421

Cash	77,337

Foreign currency (cost $878,130) (Note 1)	888,650

Dividends, interest and other receivables	698,871

Foreign tax reclaim	192,592

Receivable for shares of the fund sold	103,678

Receivable for investments sold	3,937,884

Unrealized appreciation on forward currency contracts (Note 1)	1,530,997

Prepaid assets	28,062

Total assets	298,158,959

LIABILITIES

Payable for investments purchased	5,335,605

Payable for shares of the fund repurchased	374,639

Payable for compensation of Manager (Note 2)	203,883

Payable for custodian fees (Note 2)	27,236

Payable for investor servicing fees (Note 2)	67,030

Payable for Trustee compensation and expenses (Note 2)	234,505

Payable for administrative services (Note 2)	1,052

Payable for distribution fees (Note 2)	164,145

Unrealized depreciation on forward currency contracts (Note 1)	1,098,740

Collateral on securities loaned, at value (Note 1)	4,819,229

Collateral on certain derivative contracts, at value (Note 1)	556,520

Other accrued expenses	113,879

Total liabilities	12,996,463

Net assets	$285,162,496

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$360,307,118

Undistributed net investment income (Note 1)	539,336

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(89,211,139)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	13,527,181

Total — Representing net assets applicable to capital shares outstanding	$285,162,496

(Continued on next page)

26	International Growth Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($247,162,184 divided by 14,013,871 shares)	$17.64

Offering price per class A share (100/94.25 of $17.64)*	$18.72

Net asset value and offering price per class B share ($4,499,003 divided by 282,748 shares)**	$15.91

Net asset value and offering price per class C share ($8,226,457 divided by 504,834 shares)**	$16.30

Net asset value and redemption price per class M share ($4,798,681 divided by 290,673 shares)	$16.51

Offering price per class M share (100/96.50 of $16.51)*	$17.11

Net asset value, offering price and redemption price per class R share
($621,532 divided by 35,943 shares)	$17.29

Net asset value, offering price and redemption price per class Y share
($19,854,639 divided by 1,115,622 shares)	$17.80

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

International Growth Fund	27

Statement of operations Six months ended 3/31/16 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $122,866)	$2,452,485

Interest (including interest income of $12,927 from investments in affiliated issuers) (Note 5)	13,102

Securities lending (Note 1)	119,633

Total investment income	2,585,220

EXPENSES

Compensation of Manager (Note 2)	1,280,669

Investor servicing fees (Note 2)	302,754

Custodian fees (Note 2)	30,964

Trustee compensation and expenses (Note 2)	11,953

Distribution fees (Note 2)	406,571

Administrative services (Note 2)	4,999

Other	145,031

Total expenses	2,182,941

Expense reduction (Note 2)	(34,916)

Net expenses	2,148,025

Net investment income	437,195

Net realized loss on investments (Notes 1 and 3)	(22,250,180)

Net realized loss on foreign currency transactions (Note 1)	(47,026)

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	695,914

Net unrealized appreciation of investments during the period	16,365,487

Net loss on investments	(5,235,805)

Net decrease in net assets resulting from operations	$(4,798,610)

The accompanying notes are an integral part of these financial statements.

28	International Growth Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 3/31/16*	Year ended 9/30/15

Operations:
Net investment income	$437,195	$1,549,222

Net realized gain (loss) on investments
and foreign currency transactions	(22,297,206)	8,279,461

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	17,061,401	(28,995,326)

Net decrease in net assets resulting from operations	(4,798,610)	(19,166,643)

Decrease from capital share transactions (Note 4)	(10,599,822)	(32,048,435)

Total decrease in net assets	(15,398,432)	(51,215,078)

NET ASSETS

Beginning of period	300,560,928	351,776,006

End of period (including undistributed net investment
income of $539,336 and $102,141, respectively)	$285,162,496	$300,560,928

* Unaudited.

The accompanying notes are an integral part of these financial statements.

International Growth Fund	29

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)

Class A
March 31, 2016**	$17.93	.03	(.32)	(.29)	—	—	—	—	$17.64	(1.62)*	$247,162	.73*	.16*	48*
September 30, 2015	19.05	.09	(1.21)	(1.12)	—	—	—	—	17.93	(5.88)	260,642	1.48	.49	88
September 30, 2014	18.00	.06	1.03	1.09	(.04)	(.04)	—	—	19.05	6.07	305,408	1.50	.32	110
September 30, 2013	15.03	.09	2.95	3.04	(.07)	(.07)	—[d]	—	18.00	20.30	307,077	1.53	.56	127
September 30, 2012	13.10	.09	2.30	2.39	(.50)	(.50)	—[d]	.04[e]	15.03	19.14	286,059	1.56	.60	108
September 30, 2011	15.47	.10	(2.44)	(2.34)	(.19)	(.19)	—[d]	.16[f,g,h]	13.10	(14.33)	276,049	1.59	.59	121

Class B
March 31, 2016**	$16.23	(.04)	(.28)	(.32)	—	—	—	—	$15.91	(1.97)*	$4,499	1.10*	(.22)*	48*
September 30, 2015	17.38	(.05)	(1.10)	(1.15)	—	—	—	—	16.23	(6.62)	4,990	2.23	(.28)	88
September 30, 2014	16.51	(.08)	.95	.87	—	—	—	—	17.38	5.27	6,593	2.25	(.47)	110
September 30, 2013	13.82	(.03)	2.72	2.69	—	—	—[d]	—	16.51	19.46	7,870	2.28	(.22)	127
September 30, 2012	12.04	(.02)	2.13	2.11	(.37)	(.37)	—[d]	.04[e]	13.82	18.24	8,854	2.31	(.19)	108
September 30, 2011	14.22	(.03)	(2.25)	(2.28)	(.06)	(.06)	—[d]	.16[f,g,h]	12.04	(14.97)	10,474	2.34	(.21)	121

Class C
March 31, 2016**	$16.62	(.04)	(.28)	(.32)	—	—	—	—	$16.30	(1.93)*	$8,226	1.10*	(.21)*	48*
September 30, 2015	17.80	(.04)	(1.14)	(1.18)	—	—	—	—	16.62	(6.63)	8,591	2.23	(.25)	88
September 30, 2014	16.91	(.08)	.97	.89	—	—	—	—	17.80	5.26	9,016	2.25	(.42)	110
September 30, 2013	14.16	(.03)	2.78	2.75	—	—	—[d]	—	16.91	19.42	8,626	2.28	(.19)	127
September 30, 2012	12.35	(.02)	2.18	2.16	(.39)	(.39)	—[d]	.04[e]	14.16	18.24	7,671	2.31	(.14)	108
September 30, 2011	14.60	(.02)	(2.31)	(2.33)	(.08)	(.08)	—[d]	.16[f,g,h]	12.35	(14.96)	7,293	2.34	(.15)	121

Class M
March 31, 2016**	$16.82	(.02)	(.29)	(.31)	—	—	—	—	$16.51	(1.84)*	$4,799	.98*	(.09)*	48*
September 30, 2015	17.96	—[d]	(1.14)	(1.14)	—	—	—	—	16.82	(6.35)	5,270	1.98	(.01)	88
September 30, 2014	17.02	(.03)	.97	.94	—	—	—	—	17.96	5.52	5,944	2.00	(.18)	110
September 30, 2013	14.22	.01	2.79	2.80	—	—	—[d]	—	17.02	19.69	6,332	2.03	.06	127
September 30, 2012	12.40	.01	2.19	2.20	(.42)	(.42)	—[d]	.04[e]	14.22	18.56	5,840	2.06	.09	108
September 30, 2011	14.65	.01	(2.30)	(2.29)	(.12)	(.12)	—[d]	.16[f,g,h]	12.40	(14.72)	6,300	2.09	.08	121

Class R
March 31, 2016**	$17.60	.01	(.32)	(.31)	—	—	—	—	$17.29	(1.76)*	$622	.85*	.04*	48*
September 30, 2015	18.74	.03	(1.17)	(1.14)	—	—	—	—	17.60	(6.08)	658	1.73	.16	88
September 30, 2014	17.72	.01	1.01	1.02	—[d]	—[d]	—	—	18.74	5.77	2,396	1.75	.06	110
September 30, 2013	14.80	.05	2.91	2.96	(.04)	(.04)	—[d]	—	17.72	20.00	2,389	1.78	.31	127
September 30, 2012	12.90	.05	2.28	2.33	(.47)	(.47)	—[d]	.04[e]	14.80	18.86	2,032	1.81	.38	108
September 30, 2011	15.25	.06	(2.41)	(2.35)	(.16)	(.16)	—[d]	.16[f,g,h]	12.90	(14.57)	1,557	1.84	.37	121

Class Y
March 31, 2016**	$18.07	.05	(.32)	(.27)	—	—	—	—	$17.80	(1.49)*	$19,855	.60*	.29*	48*
September 30, 2015	19.15	.14	(1.22)	(1.08)	—	—	—	—	18.07	(5.64)	20,409	1.23	.75	88
September 30, 2014	18.09	.12	1.03	1.15	(.09)	(.09)	—	—	19.15	6.35	22,419	1.25	.59	110
September 30, 2013	15.11	.14	2.95	3.09	(.11)	(.11)	—[d]	—	18.09	20.55	19,298	1.28	.86	127
September 30, 2012	13.17	.08	2.37	2.45	(.55)	(.55)	—[d]	.04[e]	15.11	19.49	12,925	1.31	.54	108
September 30, 2011	15.55	.14	(2.45)	(2.31)	(.23)	(.23)	—[d]	.16[f,g,h]	13.17	(14.11)	23,939	1.34	.87	121

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30	International Growth Fund	International Growth Fund	31

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Canadian Imperial Holdings, Inc. and CIBC World Markets Corp., which amounted to $0.04 per share outstanding on November 29, 2011.

f Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Southwest Securities, Inc. (SWS), which amounted to less than $0.01 per share outstanding as of August 22, 2011.

g Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC, which amounted to $0.14 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to $0.01 per share outstanding on May 11, 2011.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Zurich Capital Markets, Inc., which amounted to $0.01 per share outstanding as of December 21, 2010.

The accompanying notes are an integral part of these financial statements.

32	International Growth Fund

Notes to financial statements 3/31/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2015 through March 31, 2016.

Putnam International Growth Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term capital appreciation. The fund invests mainly in common stocks of companies of any size in established and emerging markets outside the United States. The fund invests mainly in growth stocks, which are issued by companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and effective November 1, 2015, class M shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under

International Growth Fund	33

Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses

34	International Growth Fund

resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $289,281 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $109,989 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $4,819,229 and the value of securities loaned amounted to $4,519,032.

International Growth Fund	35

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At September 30, 2015, the fund had a capital loss carryover of $64,413,496 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$8,798,377	N/A	$8,798,377	September 30, 2017

55,615,119	N/A	55,615,119	September 30, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $1,989,704 recognized during the period between November 1, 2014 and September 30, 2015 to its fiscal year ending September 30, 2016.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $105,758 of late year ordinary losses ((i) ordinary losses recognized during the period between January 1, 2015 and September 30, 2015, and (ii) specified ordinary and currency losses recognized during the period between November 1, 2014 and September 30, 2015), to its fiscal year ending September 30, 2016.

36	International Growth Fund

The aggregate identified cost on a tax basis is $278,124,494, resulting in gross unrealized appreciation and depreciation of $31,387,832 and $18,811,438, respectively, or net unrealized appreciation of $12,576,394.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

1.080%	of the first $5 billion,	0.880%	of the next $50 billion,

1.030%	of the next $5 billion,	0.860%	of the next $50 billion,

0.980%	of the next $10 billion,	0.850%	of the next $100 billion and

0.930%	of the next $10 billion,	0.845%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI EAFE Growth Index each measured over the performance period. The maximum annualized performance adjustment rate is +/–0.21%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.461% of the fund’s average net assets before a decrease of $79,350 (0.027% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through January 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

International Growth Fund	37

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management will pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, will pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$262,558	Class R	692

Class B	4,912	Class Y	20,740

Class C	8,677	Total	$302,754

Class M	5,175

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $198 under the expense offset arrangements and by $34,718 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $212, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class  A, class  B, class  C, class  M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam

38	International Growth Fund

Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$319,735	Class M	18,930

Class B	23,947	Class R	1,686

Class C	42,273	Total	$406,571

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $8,343 and $297 from the sale of class A and class M shares, respectively, and received $1,276 and $130 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $56 and no monies on class  A and class  M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$138,694,518	$142,435,436

U.S. government securities (Long-term)	—	—

Total	$138,694,518	$142,435,436

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 3/31/16		Year ended 9/30/15

Class A	Shares	Amount	Shares	Amount

Shares sold	246,471	$4,422,070	772,917	$14,636,537

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	246,471	4,422,070	772,917	14,636,537

Shares repurchased	(772,817)	(13,756,651)	(2,268,332)	(43,035,259)

Net decrease	(526,346)	$(9,334,581)	(1,495,415)	$(28,398,722)

International Growth Fund	39

	Six months ended 3/31/16		Year ended 9/30/15

Class B	Shares	Amount	Shares	Amount

Shares sold	26,043	$420,316	36,631	$638,003

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	26,043	420,316	36,631	638,003

Shares repurchased	(50,711)	(806,921)	(108,646)	(1,878,803)

Net decrease	(24,668)	$(386,605)	(72,015)	$(1,240,800)

	Six months ended 3/31/16		Year ended 9/30/15

Class C	Shares	Amount	Shares	Amount

Shares sold	29,168	$474,014	79,532	$1,423,043

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	29,168	474,014	79,532	1,423,043

Shares repurchased	(41,130)	(677,002)	(69,336)	(1,216,906)

Net increase (decrease)	(11,962)	$(202,988)	10,196	$206,137

	Six months ended 3/31/16		Year ended 9/30/15

Class M	Shares	Amount	Shares	Amount

Shares sold	4,609	$76,374	9,127	$165,182

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	4,609	76,374	9,127	165,182

Shares repurchased	(27,229)	(460,473)	(26,748)	(478,902)

Net decrease	(22,620)	$(384,099)	(17,621)	$(313,720)

	Six months ended 3/31/16		Year ended 9/30/15

Class R	Shares	Amount	Shares	Amount

Shares sold	7,142	$123,807	32,749	$614,737

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	7,142	123,807	32,749	614,737

Shares repurchased	(8,615)	(145,485)	(123,162)	(2,257,877)

Net decrease	(1,473)	$(21,678)	(90,413)	$(1,643,140)

	Six months ended 3/31/16		Year ended 9/30/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	94,594	$1,701,672	269,850	$5,214,046

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	94,594	1,701,672	269,850	5,214,046

Shares repurchased	(108,719)	(1,971,543)	(310,936)	(5,872,236)

Net decrease	(14,125)	$(269,871)	(41,086)	$(658,190)

40	International Growth Fund

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$6,973,787	$50,291,142	$53,797,737	$12,927	$3,467,192

Totals	$6,973,787	$50,291,142	$53,797,737	$12,927	$3,467,192

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$98,600,000

Warrants (number of warrants)	630,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$1,530,997	Payables	$1,098,740

Equity contracts	Investments	2,434,046	Payables	—

Total		$3,965,043		$1,098,740

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(98,554)	$(98,554)

Total	$(98,554)	$(98,554)

International Growth Fund	41

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants	contracts	Total

Foreign exchange contracts	$ —	$671,968	$671,968

Equity contracts	403,740	—	$403,740

Total	$403,740	$671,968	$1,075,708

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Forward currency contracts#	$—	$476,094	$334,427	$5,190	$73,691	$126,694	$336,267	$117,883	$60,751	$—	$1,530,997

Total Assets	$—	$476,094	$334,427	$5,190	$73,691	$126,694	$336,267	$117,883	$60,751	$—	$1,530,997

Liabilities:

Forward currency contracts#	20,758	—	298,849	190,298	7,210	46,478	333,849	138,562	—	62,736	1,098,740

Total Liabilities	$20,758	$—	$298,849	$190,298	$7,210	$46,478	$333,849	$138,562	$—	$62,736	$1,098,740

Total Financial and Derivative Net Assets	$(20,758)	$476,094	$35,578	$(185,108)	$66,481	$80,216	$2,418	$(20,679)	$60,751	$(62,736)	$432,257

Total collateral received (pledged)†##	$—	$403,215	$—	$(109,989)	$40,000	$80,216	$2,418	$—	$—	$—

Net amount	$(20,758)	$72,879	$35,578	$(75,119)	$26,481	$—	$—	$(20,679)	$60,751	$(62,736)

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

42	International Growth Fund	International Growth Fund	43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44	International Growth Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	James F. Clark
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	Katinka Domotorffy
Putnam Investments Limited	John A. Hill	Michael J. Higgins
57–59 St James’s Street	Paul L. Joskow	Vice President, Treasurer,
London, England SW1A 1LD	Kenneth R. Leibler	and Clerk
Robert E. Patterson
Investment Sub-Advisor	George Putnam, III	Janet C. Smith
The Putnam Advisory	Robert L. Reynolds	Vice President,
Company, LLC	W. Thomas Stephens	Principal Accounting Officer,
One Post Office Square		and Assistant Treasurer
Boston, MA 02109	Officers
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	President	Vice President and
Putnam Retail Management		Assistant Treasurer
One Post Office Square	Jonathan S. Horwitz
Boston, MA 02109	Executive Vice President,	James P. Pappas
	Principal Executive Officer, and	Vice President
Custodian	Compliance Liaison
State Street Bank		Mark C. Trenchard
and Trust Company	Steven D. Krichmar	Vice President and
	Vice President and	BSA Compliance Officer
Legal Counsel	Principal Financial Officer
Ropes & Gray LLP		Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam International Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam Investments

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA010
299985 5/16

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 27, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: May 27, 2016